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                                                                  EXHIBIT 10.55


                               SECURITY AGREEMENT


     THIS AGREEMENT is made this 14TH day of February, 1998, by and between COMPUTER HARDWARE SERVICE COMPANY, INC. a Pennsylvania corporation ("Borrower") and JOSEPH COLYAR, an individual residing within the State of Pennsylvania ("Colyar") and CLAUDE H. HARING, an individual residing within the State of Pennsylvania ("Haring"). (Colyar and Haring shall be collectively referred to hereinafter as the "Lenders").

                                   BACKGROUND

     A. Pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") among Educational Medical, Inc., a Delaware corporation, CHI ACQUISITION CORP., a Delaware corporation ("Acquirer") and the Lenders, dated of even date herewith, the Acquirer shall purchase all of the shares of Common Stock of the Borrower from the Lenders in consideration for, among other things, a $3,000,000 Promissory Note (the "Second Payment Note") and a $5,750,000 Promissory Note (the "Purchase Money Promissory Note") (collectively the Second Payment Note and the Purchase Money Promissory Note shall be referred to hereinafter as the "Notes") in favor of the Lenders.

     B. To secure payment of the sums due under the Notes, Borrower has agreed to grant to Lenders a security interest in certain assets of Borrower.

                               TERMS OF AGREEMENT

     NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. To secure (a) payment of all sums which may now or hereafter be due under the Notes and (b) the full and prompt performance of all obligations of Borrower under the Notes, as the Notes may hereafter be amended, Borrower hereby grants to Lenders a security interest in all of Borrower's assets (the "Collateral").

          2. The security interest in the Collateral shall be a second lien security interest subordinate only to the liens of the Borrower's senior lender and the existing lien of First Fidelity Bank, N.A. (the "Permitted Liens").




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            3. If certificates of title are now, or hereafter become, issued or outstanding with respect to any of the Collateral, Borrower shall cause the security interest of Lenders to be properly noted thereon.

            4. Borrower further agrees that the Collateral will be kept in good condition and repair, reasonable wear and tear excepted, and that the expenses of any repairs and maintenance will be borne solely by Borrower; that the Collateral will not be used or be permitted to be used illegally; to pay all costs of filing this Agreement and financing and other statements required to perfect and to continue perfection of Lenders' security interest in the Collateral and all costs required to evidence the second priority of the security interest; not to abandon, conceal, injure, or destroy the Collateral, nor deface any identifying marks thereon; not to sell, lease, assign, or encumber the Collateral without Lenders' prior written consent, nor grant any further security interest in the Collateral, nor permit Borrower's rights therein to be reached by judicial process; to keep the Collateral free of all liens and encumbrances, except for the Permitted Liens, the Lenders' security interest hereunder, and the lien of taxes not delinquent; and that no injury to or loss or destruction of the Collateral shall relieve Borrower of its obligation to pay the indebtedness secured hereby. Borrower agrees to maintain, at Borrower's sole cost and expense, insurance against loss of or damage to the Collateral by fire and such other casualties as are normally included in fire and extended coverage insurance policies for personal property, in an amount equal to the full replacement value thereof.

            5. Each of the following shall be an event of default hereunder:

               (a) If Borrower is in default under the Notes;

               (b) If Borrower shall fail to observe or perform any of its obligations under the Notes;

               (c) If Borrower shall default in the performance of any term or provision of this Agreement; and

               (d) If Borrower shall sell or transfer, or attempt to sell or transfer, the Collateral or any interest therein, except in connection with the replacement of such items in the ordinary course of business, without the prior written consent of Lenders.

            6. Upon the occurrence of any event of default, the Lenders may (a) declare all sums owing under the Notes to be immediately due and payable,


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without presentation, demand, or further action of any kind; (b) exercise all the rights of a secured party under the Uniform Commercial Code of the State of Pennsylvania and/or any other applicable law with respect to the Collateral, including (without limitation) to require Borrower to assemble all or any of the Collateral and make the same available to Lenders at a place reasonably mutually convenient, to take immediate possession of the Collateral wherever found, with or without legal process, and to sell or otherwise dispose of the Collateral. If the proceeds of any sale or other lawful disposition by Lenders of the Collateral subsequent to its retaking exceed the aggregate amount of the outstanding balance of all monies owed under the Notes and the expenses of Lenders in connection with the retaking and disposition of the Collateral, then Borrower shall be entitled to such surplus. If all or any of the Collateral is disposed of by private sale pursuant to any agreement whereby all or part of the sale price is payable in installments, then the cash price (exclusive of credit service charges, interest and any insurance premiums) shall be credited against the indebtedness secured thereby. Neither failure nor delay on the part of Lenders to exercise any of their rights hereunder, in whole or in part, shall cause a waiver thereof in that or any other instance. The provisions of this Agreement are cumulative and in addition to any other or additional rights Lenders may have at law or in equity or under the terms of the Notes, the Stock Purchase Agreement or any other document collateral thereto.

            7. Borrower shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements Lenders may require from time to time to confirm the lien of this Agreement with respect to the Collateral. Without limiting the foregoing, Borrower hereby irrevocably appoints Lenders attorney-in-fact for Borrower to execute, deliver and file such instruments for and on behalf of Borrower.

            8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

            9. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.



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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, under seal, the day and year first above written.

WITNESSES:                               LENDERS:


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                                                 Joseph Colyar

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                                                 Claude H. Haring


                                         BORROWER:

                                         Computer Hardware Service Company,
                                         Inc., a Pennsylvania corporation

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                                         Authorized Signatory








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